SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                               FORM 8-K

                   AMENDMENT TO CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 29, 2004


                       Checkpoint Systems, Inc.
      --------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                           Pennsylvania
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       (State or other jurisdiction of incorporation or organization)



                       1-11257 22-1895850
           ------------------------ --------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                             (856) 848-1800
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               (Registrant's telephone number, including area code)


                                  N/A
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          (Former name or address, if changed since last report)


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     Item 5.     Other Events
     ------      ------------

     On January 29, 2004, the Company issued a press release announcing that it will redeem $60.0 million of the aggregate principal amount of its outstanding 5-1/4% Convertible Subordinated Debentures due 2005. The redemption will take place on April 13, 2004.



     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release issued, January 29, 2004.




                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004

Checkpoint Systems, Inc.


/s/George W. Off
-------------------------------------
Chairman, President
and Chief Executive Officer



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